Standard & Poor's Ratings Services,
A Division of The McGraw-Hill Companies, Inc.
25 Broadway
New York, New York 10004-1064
Telephone 212/208-8000
FAX 212/208-8034

Sanford B. Bragg
Managing Director
Managed Funds Ratings


                                   October 31, 1995



Reich & Tang Distributors L.P.
600 5th Avenue
New York, NY 10020

Gruntal Co.,  Incorporated
14  Wall Street
New York, NY 10005

Re: Insured Municipal Securities Trust, Series 29, New York Navigator Insured 11 and New Jersey Navigator Insured Series 8

     We have received the post-effective amendment to the registration statement SEC file number 33-45890 for the above captioned trust.

     Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

     You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

     The letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

     We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.


          Sincerely,

Standard & Poor's Ratings Services,
A Division of The McGraw-Hill Companies, Inc.
25 Broadway
New York, New York 10004-1064
Telephone 212/208-8000
FAX 212/208-8034

Sanford B. Bragg
Managing Director
Managed Funds Ratings


                                   October 31, 1995



Reich & Tang Distributors L.P.
600 5th Avenue
New York, NY 10020

Gruntal Co.,  Incorporated
14  Wall Street
New York, NY 10005

Re: Insured Municipal Securities Trust, Series 30 and New York Navigator Insured Series 12

     We have received the post-effective amendment to the registration statement SEC file number 33-53124 for the above captioned trust.

     Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

     You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

     The letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

     We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.


          Sincerely,

Standard & Poor's Ratings Services,
A Division of The McGraw-Hill Companies, Inc.
25 Broadway
New York, New York 10004-1064
Telephone 212/208-8000
FAX 212/208-8034

Sanford B. Bragg
Managing Director
Managed Funds Ratings


                                   October 31, 1995



Reich & Tang Distributors L.P.
600 5th Avenue
New York, NY 10020

Gruntal Co.,  Incorporated
14  Wall Street
New York, NY 10005

Re: Insured Municipal Securities Trust, New York Navigator Insured Series 15 and New Jersey Navigator Insured Series 11

     We have received the post-effective amendment to the registration statement SEC file number 33-50891 for the above captioned trust.

     Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

     You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

     The letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

     We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.


          Sincerely,

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681









October 31, 1995


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020

Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


         Re:      Insured Municipal Securities Trust
                  Series 29, New York Navigator Insured Series 11
                  and New Jersey Navigator Insured Series 8

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-45890 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                   Sincerely,


                                                              Frank A. Ciccotto



FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681









October 31, 1995


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020

Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


         Re:      Insured Municipal Securities Trust
                  Series 30 and New York Navigator Insured Series 12

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-53124 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                   Sincerely,


                                                              Frank A. Ciccotto




FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020

Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


         Re:      Insured Municipal Securities Trust
                  New York Navigator Series 15
                  and New Jersey Navigator Insured Series 11

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-50891 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                   Sincerely,


                                                              Frank A. Ciccotto



FAC/trh